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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement, of our report on the consolidated financial statements of Promus Hotel Corporation dated
February 12, 1999, included within Promus Hotel Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Memphis, Tennessee
October 15, 1999